RS Investment Trust

Supplement to Prospectus Dated October 9, 2006

RS Tax-Exempt Fund

The last paragraph of the description of the “Principal Investments” of RS Tax-Exempt Fund on page 84 is deleted in its entirety and replaced with the following:

The Fund may invest without limit in municipal obligations (defined above) which pay interest from similar revenue sources or securities of issuers within a single state. Up to 20% of the value of the Fund’s net assets may also be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT.

RS Cash Management Fund

The third paragraph of the description of the “Principal Investments” of RS Cash Management Fund on page 88 is deleted in its entirety and replaced with the following:

The Fund may not invest more than 5% of its assets in the securities of any one issuer, except for securities issued by the U.S. government or U.S. government agencies, although the Fund may invest up to 10% of its assets in the securities of any single issuer for a period of up to three business days as permitted by applicable law.

Portfolio Managers

Effective January 19, 2007, Stephen Bishop, Melissa Chadwick-Dunn, and Allison Thacker are co-portfolio managers of RS Emerging Growth Fund and Scott Tracy is a co-portfolio manager of RS Emerging Growth Fund and RS Smaller Company Growth Fund.  James Callinan continues to serve as the portfolio manager of RS Emerging Growth Fund and William Wolfenden continues to serve as the portfolio manager of RS Smaller Company Growth Fund.

Information regarding Ms. Chadwick-Dunn and Mr. Tracy is added to “Portfolio Managers” on pages 111-114 as follows:

Melissa Chadwick-Dunn (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007.  Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A.  Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

D. Scott Tracy (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007.  Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities.  Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley.  He is also a Chartered Financial Analyst.

Information regarding Stephen Bishop, Robert Crimmins, Stewart Johnson, and Allison Thacker in “Portfolio Managers” on pages 111-114 is deleted in its entirety and replaced with the following:

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Internet Age Fund® since February 2001, of The Information Age Fund® since July 2001, and of RS Emerging Growth Fund since January 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Robert J. Crimmins, Jr. (Guardian Investor Services LLC) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since March 2004. From March 2001 until March 2004, Mr. Crimmins was a senior director of Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

Stewart M. Johnson (Guardian Investor Services LLC) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.*  Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Internet Age Fund® and The Information Age Fund® since April 2003, and RS Emerging Growth Fund since January 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

(Over)

RS Investment Trust

Financial Highlights

Information in the “Financial Highlights” section on pages 132-133 is revised as follows:

“Total Return” for “Six months ended 6/30/2006” for RS Diversified Growth Fund Class A is “0.49%”.

“Total Return” for “Six months ended 6/30/2006” for RS Growth Fund Class A is “0.76%”.

“Net Assets, End of Period (Thousands)” for “Year ended 12/31/2002” for RS Emerging Growth Fund Class A is “1,307,774”.

Information in the “Financial Highlights” section on pages 134-135 is revised as follows:

“Portfolio Turnover Rate” for “Six months ended 6/30/2006” for The Information Age Fund® Class A is “99%”.

“Net Ratio of Net Income/(Loss) to Average Net Assets” for “Year ended 12/31/2005” for RS MidCap Opportunities Fund Class A is “(0.77)”.

Information in the “Financial Highlights” section on pages 136-137 is revised as follows:

“Total From Investment Operations” for RS Value Fund Class A for “Year ended 12/31/2003” is “6.77”, for “Year ended 12/31/2002” is “0.14” and for “Year ended 12/31/2001” is “(0.91)”.

January 19, 2007

Guardian Investor Services LLC, distributor.

P711

PS-0034  (01/07)